THIS STOCK PURCHASE AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS STOCK PURCHASE AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER SAID ACT OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE. HEDGING TRANSACTION MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

XFIT BRANDS, INC.

STOCK PURCHASE AGREEMENT

(Regulation S)

This Stock Purchase Agreement (“Agreement”) is made as of June 18, 2015, but is only effective as of the date of acceptance of the “Purchaser Signature Page” by and between XFit Brands, Inc., a Nevada corporation (the “Company”) and EVER BLOOMING INDUSTRIAL LIMITED (the “Purchaser”).

R E C I T A L S

A. The Company desires to obtain manufacturing credit from the Purchaser in order to manufacture for the Company certain Fitness and Combat Sports equipment (“Fitness and Combat Sports Equipment”) of the Company, as listed on Exhibit A.

B. In order to obtain such credit, the Company is offering 20,000 shares (the “Shares”) of the Company’s common stock (the “Common Stock”) on the terms and subject to the conditions set forth herein.

AGREEMENT

It is agreed as follows:

1. CONSIDERATION. In reliance upon the representations and warranties of the Company and the Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, the Purchaser shall purchase, and the Company shall sell and issue to the Purchaser the Shares for a purchase price of $5.00 per share, or $100,000.00 (the “Purchase Price”). The Purchase Price shall be in the form of a vendor credit of $100,000 in favor of the Company (the “Vendor Credit”). The Company can use all or part of the Vendor Credit at any time and from time to time until the Vendor Credit is exhausted.

As additional consideration, the Purchaser agrees that it will manufacture Fitness and Combat Sport Equipment exclusively for the Company so long as the Company has ordered any Fitness and Combat Sport Equipment through the Purchaser with no less than $200,000 US value in any trailing twelve (12) month period.

2. CLOSING.

2.1 Date and Time. The closing of the sale of the Shares contemplated by this Agreement (the “Closing”) shall take place at the offices of the Company concurrently herewith.

2.2 Deliveries by Purchaser. Purchaser shall deliver the following on or before the Closing:

2.2.1 a completed and executed Purchaser Signature Page

2.2.2 a statement of account evidencing the issuance of the Vendor Credit to the Company in the amount of the Purchase Price.

2.3 Deliveries by Company. The Company shall deliver the following at Closing:

2.3.1 a completed and executed copy of this Agreement

2.3.2 the certificate(s) representing the Shares purchased by Purchaser, with each such Share being in definitive form and registered in the name of the Purchaser, as set forth on the Purchaser Signature Page (or, in the alternative, evidence that the Shares have been issued in book-entry form) against delivery to the Company by the Purchaser of the items set forth in paragraph 2.2 above.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to the Purchaser to enter into this Agreement and to purchase the Shares, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted.

3.2 Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, including this Agreement, have been duly authorized, executed, and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

3.3 Valid Issuance of Shares. The Shares have been duly and validly authorized, and, upon issuance will be, validly issued, fully paid, and nonassessable. The Shares, upon issuance, are, or will be, free and clear of any security interests, liens, claims, restrictions, adverse claims, or other encumbrances, other than restrictions upon transfer under federal and state securities laws.

3.4 No Violation. The execution, delivery, and performance of this Agreement has been duly authorized by the Company’s Board of Directors and will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company.

3.5 SEC Reports and Financial Statements.

3.5.1 The Company has delivered or made available to each Purchaser accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission (“SEC”) since November 26, 2014 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the “SEC Reports”). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.5.2 The consolidated financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

3.6 Securities Law Compliance. Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the Shares will constitute an exempted transaction under the 1933 Act, and registration of the Shares under the 1933 Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws, which filings will be made in a timely manner.

4. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

Purchaser hereby represents, warrants, and covenants with the Company as follows:

4.1 Legal Power. Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

4.2 Due Execution. This Agreement has been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Purchaser.

4.3 Access to Information. Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Shares. Purchaser represents that it has received and reviewed copies of the SEC Reports. Purchaser represents that it has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as Purchaser or Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Shares.

4.4 No Material Non-Public Information. Purchaser represents and warrants that he is not aware of any material, non-public information about the Company.

4.5 No 1933 Act Registration. Purchaser has been advised that the Shares have not been registered under the 1933 Act or applicable state securities laws and that the Shares are being offered and sold pursuant to Regulation S under the 1933 Act and that the Company’s reliance upon Regulation S is predicated in part on Purchaser’s representations as contained herein.

4.6 Investment Intent. Purchaser is acquiring the Shares for Purchaser’s own account, not as a nominee or agent, for investment and not with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act, except pursuant to an effective registration statement under the 1933 Act.

4.7 Non U.S. Person. Purchaser is not a U.S. Person (as defined in Regulation S) and is not an affiliate of the Company (as defined in Regulation S). At the time of the origination of contact concerning this Agreement, and at the date of execution and delivery of this Agreement, Purchaser was outside the United States, its territories and possessions.

4.8 Resale Restrictions. Purchaser:

(a) will not, during the period commencing on the date of purchase and ending on the date one year after the date of purchase (the “Restricted Period”), offer or sell the Shares in the United States, its territories or possessions, or to a U.S. Person or for the account or benefit of a U.S. Person (other than distributors), other than in accordance with Rules 903 or 904 of Regulation S under the 1933 Act;

(b) will, after the expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the 1933 Act or an available exemption therefrom and, in any case, in accordance with applicable state and foreign securities laws; and

(c) will not to engage in hedging transactions with regard to the Shares.

4.9 Directed Selling Efforts. Neither Purchaser, its affiliates nor any person acting on behalf of the Purchaser or any such affiliates has engaged, or will engage, in any Directed Selling Efforts (as defined in Regulation S under the 1933 Act) with respect to the Shares or any distribution, as that term is used in the definition of Distributor in Regulation S under the 1933 Act, with respect to the Shares.

4.10 No Solicitation. Neither the Company nor any person acting on its behalf made to Purchaser or any person acting on its behalf in the United States any statement conveying a purpose or intent to sell the Shares to Purchaser. The person executing this agreement on behalf of Purchaser was outside the United States, its territories, and possessions at the time of such execution.

4.11 No Market Conditioning. Neither Purchaser, any affiliate of Purchaser, nor any person acting on their behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.

4.12 No Scheme. The transactions contemplated by this Agreement:

(a) have not been pre-arranged with a purchaser located in the United States, its territories or possessions, or who is a U.S. Person; and

(b) are not part of a plan or scheme to evade the registration provisions of the 1933 Act.

4.13 No Nominee. Purchaser is purchasing the Shares for its own account for the purpose of investment and not (A) with a view to, or for sale in connection with, any distribution thereof, or (B) for the account or on behalf of any U.S. Person.

4.14 No Groups. Purchaser is not an entity or group that has been formed principally for the purpose of investing in securities not registered under the 1933 Act.

4.15 Compliance with Resale Provisions. If Purchaser offers and sells the Shares during the Restricted Period, then it will do so only: (a) in accordance with the provisions of Regulation S; (b) pursuant to registration of the Shares under the 1933 Act; or (c) pursuant to an available exemption from the registration requirements of the 1933 Act.

4.16 Legend. Purchaser understands that the Shares have not been registered under the 1933 Act and may not be transferred or resold except pursuant to an effective registration statement or exemption from registration and each certificate representing the Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, EXERCISED SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER SAID ACT OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED”

4.17 Stop Transfer. Purchaser agrees that the Company shall refuse to register any transfer of the Shares not made in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act, and that the Company may place a stop transfer order with its registrar and stock transfer agent covering all certificates representing the Shares.

4.18 Economic Risk. Purchaser can bear the economic risk of an investment in the Shares, including the total loss of such investment.

4.19 Suitability. Purchaser believes, in light of the information provided in this Agreement, the purchase of the Shares pursuant to the terms of this agreement is an appropriate and suitable investment for the Purchaser.

4.20 Investment Knowledge and Experience. Purchaser is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of purchasing the securities offered herein by the Company.

4.21 Subscription Acceptance. Purchaser understands that the Company will notify Purchaser whether the offered Agreement has been accepted, in whole or in part, or rejected, in whole or in part. Unless rejected within ten (10) days of its receipt by the Company, the Agreement shall be deemed to be accepted. If this Agreement is rejected by the Company, all funds tendered by Purchaser will be returned, without interest or deduction. It is understood that the Company will have the sole discretion to determine if the Agreement should be accepted or rejected, in whole or in part.

4.22 Non-Contravention. The purchase of the Shares by Purchaser does not contravene any of the applicable securities legislation in the jurisdiction in which Purchaser resides and does not trigger: (i) any obligation to prepare and file a prospectus or similar document or any other report with respect to the purchase, or (ii) any registration requirement or other securities compliance obligation on the part of the Company.

5. COVENANTS OF THE COMPANY.

5.1 Public Filings; Rule 144. With a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell the Shares to the public without registration, the Company will take all further action as Purchaser may reasonably request, all to the extent required from time to time to enable Purchaser to sell the Shares of held by it without registration under the 1933 Act within the limitation of the exemption from registration provided by Rule 144. In furtherance thereof, the Company shall do all of the following:

5.1.1 make and keep public information available, as those terms are understood and defined in Rule 144;

5.1.2 take such action, including compliance with the reporting requirements of section 13 or 15(d) of the 1934 Act, as is necessary to enable the Investor to utilize Rule 144;

5.1.3 file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act, the 1934 Act, and the rules and regulations adopted by the SEC thereunder; and

5.1.4 furnish to the Purchaser forthwith upon written request:

(1) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements);

(2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company;

(3) an opinion of the Company’s counsel that the Shares may be resold in the absence of an effective registration thereof under the 1933 Act pursuant to Rule 144; and

(4) such other documents as may be reasonably requested in availing the Investor of any rule or regulation of the SEC that permits the selling of the Shares without registration.

6. MISCELLANEOUS.

6.1 Indemnification. Purchaser agrees to defend, indemnify, and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of the Shares by such Purchaser in violation of the 1933 Act or applicable state securities law.

6.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

6.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

6.4 Entire Agreement. This Agreement and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.5 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.6 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

6.7 Notices. All notices and other communications required or permitted hereunder or the Shares shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	XFit Brands, Inc.
18 Goodyear, Suite 125
Irvine, California 92618
Attention: Chief Executive Officer

If to Purchaser:	At the address set forth on Purchaser’s Signature Page

6.8 Faxes, PDFs, and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission or in portable document format (“PDF”) shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission or in PDF shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

6.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - SP Pages)

COMPANY

XFIT BRANDS, INC.

By:	/s/ David E. Vautrin
David E. Vautrin
Chief Executive Officer

PURCHASER SIGNATURE PAGE

The undersigned Purchaser has read Stock Purchase Agreement dated as of June 12, 2015 and acknowledges that execution of this Purchaser Signature Page shall constitute the undersigned’s execution of such agreement.

I hereby subscribe for an aggregate of 20,000 Shares and hereby deliver good funds with respect to this subscription for the Shares.

I am a resident of ___Hong Kong___.

Ever Blooming Industrial Limited
Please print above the exact name(s) in which the Shares are to be held

My address is:	No. 7 Tong FuYu XuFa Industrial Zoon
ShangCun Village
GongMing Town
BoaAn District, Shenzhen City
Guang Dong Province China 518106

Executed this 12th day of June, 2015 at Shenzhen City, Guangdong Province, China

SP-1

INDIVIDUAL

Name

Signature (Individual)	Street address

Address to Which Correspondence Should be Directed

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number

( )
Telephone Number

Name(s) Typed or Printed (All recorded holders should sign)

SP-2

CORPORATION, PARTNERSHIP, TRUST ENTITY OR OTHER

Ever Blooming Industrial Limited	Address to Which Correspondence Should be Directed:
Name of Entity

Corporation
Type of Entity (i.e., corporation, partnership, etc.)	Street Address

By:	/s/ Deng Jiang
	*Signature	Tax Identification or Social Security Number

Hong Kong
Jurisdiction of Formation of Entity	City, State and Zip Code

Deng Jiang
Name Typed or Printed

Its:	Director
	Title	Telephone Number; Fax Number

*If Shares are being subscribed for by an entity, the Certificate of Signatory must also be completed.

SP-3

CERTIFICATE OF SIGNATORY

To be completed if the Shares are being subscribed for by an entity.

I, Deng Jiang, am the Secretary of Ever Blooming Industrial Limited (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Stock Purchase Agreement and to purchase and hold the Shares. The Stock Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this 12th day of June, 2015.

/s/ Deng Jiang
Signature

SP-4

ACCEPTANCE

AGREED AND ACCEPTED:

XFIT BRANDS, INC.

By:	/s/ David E. Vautrin
David E. Vautrin
Chief Executive Officer

Date: June 18, 2015

SP-5

EXHIBIT A

LIST OF FITNESS AND COMBAT SPORTS EQUIPMENT

Training Cages

Boxing Rings

Bag Racks

Training and Fitness Frames and Accessories (Including but not limited to Ultimate Training Centers (UTC), Combat Training Centers (CTC) and Cross Training Centers (XTC) etc.)